UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2023

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415) 394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
.
This Form
8-K
is being filed for the purpose of filing pro forma financial information of Prologis, Inc. (“Prologis”) and Prologis, L.P. (“Prologis OP”) and financial statements of Duke Realty Corporation (“Duke Realty”) and Duke Realty Limited Partnership (“Duke Realty OP”). On October 3, 2022, (a) Duke Realty merged with and into Compton Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Surviving Entity”), (b) thereafter, Prologis and the Surviving Entity caused all of the outstanding equity interests of the Surviving Entity to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to Prologis and/or its subsidiaries as directed by Prologis, and (c) thereafter, Compton Merger Sub OP LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP, merged with and into Duke Realty OP, with Duke Realty OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP.
Item 8.01 Other Events.
The unaudited consolidated financial statements of Duke Realty and Duke Realty OP and the notes thereto as of and for the nine months ended September 30, 2022 are hereby filed as Exhibit 99.1 to this Current Report on Form
8-K.
Item 9.01. Financial Statements and Exhibits.
(b)
Pro Forma Financial Information
. The unaudited pro forma condensed combined balance sheet as of September 30, 2022 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2021 and the nine months ended September 30, 2022 of Prologis and Prologis OP are incorporated by reference to Exhibit 99.2 to this Current Report on Form
8-K.
Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Prologis, Prologis OP, Duke Realty and Duke Realty OP.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Duke Realty Corporation and Duke Realty Operating Partnership as of September 30, 2022 and for the year ended December 31, 2021 and the nine months ended September 30, 2022

99.2	Unaudited pro forma condensed combined financial statements of Prologis, Inc. and Prologis, L.P. as of September 30, 2022, for the nine months ended September 30, 2022 and for the year ended December 31, 2021

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: January 5, 2023	By:	/s/ Michael T. Blair
		Name: Title:	Michael T. Blair Managing Director and Deputy General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: January 5, 2023	By:	/s/ Michael T. Blair
		Name: Title:	Michael T. Blair Managing Director and Deputy General Counsel